Exhibit 99
                           Joint Filer Information

Designated Filer:               BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:   February 4, 2004
Issuer & Symbol:                IMPATH Inc. (IMPHQ)
Address of each Reporting Person for this Form 4:
            909 Montgomery Street, Suite 400, San Francisco, CA 94133 Relationship to Issuer of each Reporting Person: 10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

February 5, 2004

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.
                                      By:  Richard C. Blum & Associates, Inc.,
                                           its general partner

By:  /s/ Marc T. Scholvinck           By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Partner,          Marc T. Scholvinck, Partner,
     Chief Financial Officer and           Chief Financial Officer and
     Assistant Secretary                   Assistant Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.      STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS III, L.P.
STINSON CAPITAL PARTNERS (QP), L.P.    By:  BLUM CAPITAL PARTNERS, L.P.,
                                            its investment advisor
By:  BLUM CAPITAL PARTNERS, L.P.,      By:  Richard C. Blum & Associates, Inc.,
By:  Richard C. Blum & Associates, Inc.,       its general partner
      its general partner

By:  /s/ Marc T. Scholvinck            By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Partner,           Marc T. Scholvinck, Partner,
     Chief Financial Officer and            Chief Financial Officer and
     Assistant Secretary                    Assistant Secretary

BLUM STRATEGIC GP II, L.L.C.            BLUM STRATEGIC PARTNERS II, L.P.
                                        By:  BLUM STRATEGIC GP II, L.L.C.,
                                              its general partner

By:  /s/ Marc T. Scholvinck             By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck                      Marc T. Scholvinck
     Managing Member                         Managing Member

BLUM STRATEGIC PARTNERS II GMBH & CO. K.G.      RICHARD C. BLUM
By:  BLUM STRATEGIC GP II, L.L.C.,
     its managing limited partner

By:  /s/ Marc T. Scholvinck                By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Managing Member        Marc T. Scholvinck,
                                                Attorney-in-Fact